                                                                    Exhibit 23.7

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 29, 2005 relating to the consolidated financial statements of dealerAccess Inc., which appears in DealerTrack Holding Inc.'s Registration Statement on Form S-1.


/s/ PricewaterhouseCoopers LLP

Toronto, Ontario
December 13, 2005